                                                                      Exhibit 23

                                POWER OF ATTORNEY

      The undersigned, a director and/or officer of Federated Department Stores, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Dennis J. Broderick and Padma Tatta Cariappa, or either of them, my true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, to do any and all acts and things in my name and behalf in my capacities as director and/or officer of the Company and to execute any and all instruments for me and in my name in the capacities indicated above, which said attorneys-in-fact and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1934, as amended (the "Exchange Act"), and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with an Annual Report on Form 10-K for the year ended January 29, 2005 to be filed by the Company pursuant to Section 13 of the Exchange Act, including without limitation, power and authority to sign for me, in my name in the capacity or capacities referred to above, such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, or any one of them, shall do or cause to be done by virtue hereof.

Dated: March 25, 2005                              /s/ Terry J. Lundgren
                                                   ---------------------------
                                                          Terry J. Lundgren

                                POWER OF ATTORNEY

      The undersigned, a director and/or officer of Federated Department Stores, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Dennis J. Broderick and Padma Tatta Cariappa, or either of them, my true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, to do any and all acts and things in my name and behalf in my capacities as director and/or officer of the Company and to execute any and all instruments for me and in my name in the capacities indicated above, which said attorneys-in-fact and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1934, as amended (the "Exchange Act"), and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with an Annual Report on Form 10-K for the year ended January 29, 2005 to be filed by the Company pursuant to Section 13 of the Exchange Act, including without limitation, power and authority to sign for me, in my name in the capacity or capacities referred to above, such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, or any one of them, shall do or cause to be done by virtue hereof.

Dated: March 25, 2005                              /s/ Ronald W. Tysoe
                                                   ---------------------------
                                                           Ronald W. Tysoe

                                POWER OF ATTORNEY

      The undersigned, a director and/or officer of Federated Department Stores, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Dennis J. Broderick and Padma Tatta Cariappa, or either of them, my true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, to do any and all acts and things in my name and behalf in my capacities as director and/or officer of the Company and to execute any and all instruments for me and in my name in the capacities indicated above, which said attorneys-in-fact and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1934, as amended (the "Exchange Act"), and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with an Annual Report on Form 10-K for the year ended January 29, 2005 to be filed by the Company pursuant to Section 13 of the Exchange Act, including without limitation, power and authority to sign for me, in my name in the capacity or capacities referred to above, such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, or any one of them, shall do or cause to be done by virtue hereof.

Dated: March 25, 2005                              /s/ Karen M. Hoguet
                                                   ---------------------------
                                                          Karen M. Hoguet

                                POWER OF ATTORNEY

      The undersigned, a director and/or officer of Federated Department Stores, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Dennis J. Broderick and Padma Tatta Cariappa, or either of them, my true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, to do any and all acts and things in my name and behalf in my capacities as director and/or officer of the Company and to execute any and all instruments for me and in my name in the capacities indicated above, which said attorneys-in-fact and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1934, as amended (the "Exchange Act"), and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with an Annual Report on Form 10-K for the year ended January 29, 2005 to be filed by the Company pursuant to Section 13 of the Exchange Act, including without limitation, power and authority to sign for me, in my name in the capacity or capacities referred to above, such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, or any one of them, shall do or cause to be done by virtue hereof.

Dated: March 25, 2005                              /s/ Joel A. Belsky
                                                   ---------------------------
                                                          Joel A. Belsky

                                POWER OF ATTORNEY

      The undersigned, a director and/or officer of Federated Department Stores, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Dennis J. Broderick and Padma Tatta Cariappa, or either of them, my true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, to do any and all acts and things in my name and behalf in my capacities as director and/or officer of the Company and to execute any and all instruments for me and in my name in the capacities indicated above, which said attorneys-in-fact and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1934, as amended (the "Exchange Act"), and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with an Annual Report on Form 10-K for the year ended January 29, 2005 to be filed by the Company pursuant to Section 13 of the Exchange Act, including without limitation, power and authority to sign for me, in my name in the capacity or capacities referred to above, such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, or any one of them, shall do or cause to be done by virtue hereof.

Dated: March 25, 2005                              /s/ Meyer Feldberg
                                                   ---------------------------
                                                          Meyer Feldberg

                                POWER OF ATTORNEY

      The undersigned, a director and/or officer of Federated Department Stores, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Dennis J. Broderick and Padma Tatta Cariappa, or either of them, my true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, to do any and all acts and things in my name and behalf in my capacities as director and/or officer of the Company and to execute any and all instruments for me and in my name in the capacities indicated above, which said attorneys-in-fact and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1934, as amended (the "Exchange Act"), and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with an Annual Report on Form 10-K for the year ended January 29, 2005 to be filed by the Company pursuant to Section 13 of the Exchange Act, including without limitation, power and authority to sign for me, in my name in the capacity or capacities referred to above, such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, or any one of them, shall do or cause to be done by virtue hereof.

Dated: March 25, 2005                              /s/ Earl G. Graves, Sr.
                                                   ---------------------------
                                                          Earl G. Graves, Sr.

                                POWER OF ATTORNEY

      The undersigned, a director and/or officer of Federated Department Stores, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Dennis J. Broderick and Padma Tatta Cariappa, or either of them, my true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, to do any and all acts and things in my name and behalf in my capacities as director and/or officer of the Company and to execute any and all instruments for me and in my name in the capacities indicated above, which said attorneys-in-fact and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1934, as amended (the "Exchange Act"), and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with an Annual Report on Form 10-K for the year ended January 29, 2005 to be filed by the Company pursuant to Section 13 of the Exchange Act, including without limitation, power and authority to sign for me, in my name in the capacity or capacities referred to above, such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, or any one of them, shall do or cause to be done by virtue hereof.

Dated: March 25, 2005                              /s/ Sara Levinson
                                                   ---------------------------
                                                          Sara Levinson

                               POWER OF ATTORNEY

      The undersigned, a director and/or officer of Federated Department Stores, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Dennis J. Broderick and Padma Tatta Cariappa, or either of them, my true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, to do any and all acts and things in my name and behalf in my capacities as director and/or officer of the Company and to execute any and all instruments for me and in my name in the capacities indicated above, which said attorneys-in-fact and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1934, as amended (the "Exchange Act"), and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with an Annual Report on Form 10-K for the year ended January 29, 2005 to be filed by the Company pursuant to Section 13 of the Exchange Act, including without limitation, power and authority to sign for me, in my name in the capacity or capacities referred to above, such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, or any one of them, shall do or cause to be done by virtue hereof.

Dated: March 25, 2005                              /s/ Joseph Neubauer
                                                   ---------------------------
                                                          Joseph Neubauer

                                POWER OF ATTORNEY

      The undersigned, a director and/or officer of Federated Department Stores, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Dennis J. Broderick and Padma Tatta Cariappa, or either of them, my true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, to do any and all acts and things in my name and behalf in my capacities as director and/or officer of the Company and to execute any and all instruments for me and in my name in the capacities indicated above, which said attorneys-in-fact and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1934, as amended (the "Exchange Act"), and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with an Annual Report on Form 10-K for the year ended January 29, 2005 to be filed by the Company pursuant to Section 13 of the Exchange Act, including without limitation, power and authority to sign for me, in my name in the capacity or capacities referred to above, such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, or any one of them, shall do or cause to be done by virtue hereof.

Dated: March 25, 2005                              /s/ Joseph A. Pichler
                                                   ---------------------------
                                                          Joseph A. Pichler

                                POWER OF ATTORNEY

      The undersigned, a director and/or officer of Federated Department Stores, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Dennis J. Broderick and Padma Tatta Cariappa, or either of them, my true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, to do any and all acts and things in my name and behalf in my capacities as director and/or officer of the Company and to execute any and all instruments for me and in my name in the capacities indicated above, which said attorneys-in-fact and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1934, as amended (the "Exchange Act"), and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with an Annual Report on Form 10-K for the year ended January 29, 2005 to be filed by the Company pursuant to Section 13 of the Exchange Act, including without limitation, power and authority to sign for me, in my name in the capacity or capacities referred to above, such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, or any one of them, shall do or cause to be done by virtue hereof.

Dated: March 25, 2005                              /s/ Karl M. von der Heyden
                                                   ---------------------------
                                                      Karl M. von der Heyden

                                POWER OF ATTORNEY

      The undersigned, a director and/or officer of Federated Department Stores, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Dennis J. Broderick and Padma Tatta Cariappa, or either of them, my true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, to do any and all acts and things in my name and behalf in my capacities as director and/or officer of the Company and to execute any and all instruments for me and in my name in the capacities indicated above, which said attorneys-in-fact and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1934, as amended (the "Exchange Act"), and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with an Annual Report on Form 10-K for the year ended January 29, 2005 to be filed by the Company pursuant to Section 13 of the Exchange Act, including without limitation, power and authority to sign for me, in my name in the capacity or capacities referred to above, such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, or any one of them, shall do or cause to be done by virtue hereof.

Dated: March 25, 2005                              /s/ Craig E. Weatherup
                                                   ---------------------------
                                                        Craig E. Weatherup

                                POWER OF ATTORNEY

      The undersigned, a director and/or officer of Federated Department Stores, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Dennis J. Broderick and Padma Tatta Cariappa, or either of them, my true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, to do any and all acts and things in my name and behalf in my capacities as director and/or officer of the Company and to execute any and all instruments for me and in my name in the capacities indicated above, which said attorneys-in-fact and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1934, as amended (the "Exchange Act"), and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with an Annual Report on Form 10-K for the year ended January 29, 2005 to be filed by the Company pursuant to Section 13 of the Exchange Act, including without limitation, power and authority to sign for me, in my name in the capacity or capacities referred to above, such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, or any one of them, shall do or cause to be done by virtue hereof.

Dated: March 25, 2005                              /s/ Marna C. Whittington
                                                   ---------------------------
                                                       Marna C. Whittington